UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 16, 2026

LUNAI BIOWORKS INC.

(Exact name of registrant as specified in its charter)

Delaware	001-38758	45-2259340
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3400 Cottage Way, Suite G2, #32562, Sacramento, California	95825
(Address of principal executive offices)	(Zip Code)

(424) 222-9301

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	LNAI	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.01. Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On October 21, 2026, Lunai Bioworks Inc. (the “Company”) received a letter (the “Determination”) from the Listing Qualifications Department of The Nasdaq Stock Market LLC (“Nasdaq”) notifying the Company that it no longer complies with Nasdaq Listing Rule 5550(b)(1), which requires a company listed on The Nasdaq Capital Market to maintain stockholders’ equity of at least $2,500,000. The Determination noted that the Company reported a stockholders’ deficit of $(9,024,946) in its Annual Report on Form 10-K for the fiscal year ended June 30, 2026, and that the Company does not meet the alternative continued listing standards based on market value of listed securities or net income from continuing operations.

Because the Company is subject to a mandatory Hearings Panel Monitor under Nasdaq Listing Rule 5815(d)(4)(B), pursuant to a Nasdaq Hearings Panel decision dated May 12, 2026, the Company is not eligible for a compliance period or to submit a compliance plan to Nasdaq staff, and Nasdaq staff determined to delist the Company’s securities. Unless the Company requests a hearing before a Nasdaq Hearings Panel by October 28, 2026, trading in the Common Stock on Nasdaq will be suspended at the opening of business on October 30, 2026. The Company does not intend to request a hearing.

On October 22, 2026, the Company’s Board of Directors (the “Board”) approved the voluntary withdrawal of the Common Stock from listing on Nasdaq and from registration under Section 12(b) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), in accordance with Rule 12d2-2(c) under the Exchange Act. The Board concluded that, in light of the Determination and the Company’s financial condition, the costs of continued listing and SEC reporting are not justified. On October 22, 2026, the Company provided written notice to Nasdaq of its intention to withdraw the Common Stock from listing. The Company intends to file a Form 25 with the Securities and Exchange Commission (the “SEC”) on or about November 2, 2026, and expects the delisting to become effective on or about November 12, 2026, ten days after the Form 25 is filed.

After the delisting becomes effective, the Company intends to file a Form 15 with the SEC to suspend its reporting obligations under the Exchange Act, to the extent it is eligible to do so. The Company’s obligation to file reports with the SEC, including its Quarterly Report on Form 10-Q for the quarter ended September 30, 2026, will continue unless and until that obligation is terminated or suspended in accordance with the Exchange Act and the SEC’s rules.

The Company does not intend to arrange for quotation of the Common Stock on any over-the-counter market. The Company cannot assure that any broker-dealer will quote the Common Stock, or that any trading market for the Common Stock will exist, after trading on Nasdaq is suspended.

As a result of Mr. Calder’s resignation described in Item 5.02, the Company’s Audit Committee consists of two members and no longer complies with Nasdaq Listing Rule 5605(c)(2)(A), which requires an audit committee of at least three members. As a result of Mr. Calder’s resignation described in Item 5.02, the Company’s Audit Committee consists of two members and no longer complies with Nasdaq Listing Rule 5605(c)(2)(A), which requires an audit committee of at least three members. Following his resignation, the Company’s Compensation Committee consists of one member and no longer complies with Nasdaq Listing Rule 5605(d)(2)(A), which requires a compensation committee of at least two independent members. On October 22, 2026, the Company notified Nasdaq of these noncompliances. In light of the voluntary withdrawal of the Common Stock from listing described above, the Company does not intend to fill the vacancy before the delisting becomes effective .

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On October 22, 2026, Nathen Fuentes resigned as Chief Financial Officer of the Company, effective immediately. In his resignation letter, Mr. Fuentes stated that his decision was not the result of any disagreement regarding accounting principles or financial statement disclosures.

On October 22, 2026, Douglas W. Calder notified the Company of his resignation as a member of the Board, effective immediately. In his resignation letter, Mr. Calder stated that his decision was not the result of any disagreement with the Company’s operations, policies or procedures. At the time of his resignation, Mr. Calder served as a member of the Audit Committee, Compensation Committee and the Nominating and Corporate Governance Committee of the Board. Following Mr. Calder’s resignation, the Board consists of three directors.

As of the date of this report, the Company has not appointed a successor Chief Financial Officer or designated an interim principal financial officer. The Company is evaluating arrangements, including third-party assistance, to support its accounting and financial reporting functions.

Item 7.01. Regulation FD Disclosure.

On October 22, 2026, the Company issued a press release announcing receipt of the Determination and its intention to voluntarily withdraw the Common Stock from listing on Nasdaq and to deregister the Common Stock. A copy of the press release is furnished as Exhibit 99.1 to this report.

The information in this Item 7.01, including Exhibit 99.1, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that section, and shall not be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 8.01. Other Events.

Termination of ATM Sales Agreement. On October 16, 2026, the Company terminated the ATM Sales Agreement, dated December 2, 2025, between the Company and Dawson James Securities, Inc.

Deregistration of Unsold Securities. On October 22, 2026, the Company filed post-effective amendments to its registration statements on Form S-8 (File Nos. 333-261628 and 333-275132) and Form S-3 (File No. 333-282898) to deregister all securities remaining unsold under those registration statements.

Forward-Looking Statements. This Current Report on Form 8-K contains forward-looking statements, including statements regarding the expected suspension of trading, the expected timing of the Form 25 and Form 15 filings and of delisting and deregistration, the Company’s liquidity and financing prospects, and the potential suspension or cessation of operations. Actual results may differ materially due to risks and uncertainties, including the availability and timing of financing, Nasdaq and SEC procedures, and the other risks described in the Company’s filings with the SEC. The Company undertakes no obligation to update any forward-looking statement, except as required by law.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
99.1	Press release of Lunai Bioworks Inc., dated October 22, 2026.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 22, 2026	LUNAI BIOWORKS INC.

By: /s/ David Weinstein
Name: David Weinstein
Title: Chief Executive Officer